SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


             Date of Report (Date of earliest event reported):
                            September 30, 1998


                      LEAK-X ENVIRONMENTAL CORPORATION
           (Exact name of registrant as specified in its charter)



     Delaware               0-17776                    23-2823596
(State or other        (Commission                    (IRS Employer
jurisdiction of         File Number)               Identification No.)
incorporation)


             790 E. Market Street, Suite 270, West Chester, PA 19382
                  (Address of principal executive offices)(zip code)


         Registrant's Telephone Number, including Area Code: (610)344-3380


                                       N/A
               (Former name or former address, if changed since last report)


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

          On September 30, 1998, Leak-X Environmental Corporation (the "Company"), entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with George A. Nolan and James G. Warburton (the "Purchasers") and Groundwater Recovery Systems, Inc. ("GRS"). Under the Stock Purchase Agreement, the Purchasers acquired all the outstanding stock of GRS, a wholly-owned subsidiary of the Company. GRS is involved in the manufacture of groundwater remediation equipment.

          Pursuant to the Stock Purchase Agreement, the Company received from the Purchasers: (i) $150,000 which was paid to First Union National Bank ("First Union") to reduce the Company's obligation under the Company's $750,000 Promissory Note and Loan Agreement with First Union dated July 9, 1998 (the "Loan Documents"); (ii) $9,268.55 which was paid to First Union for the balance of the Company's obligation under a promissory note made by GRS to First Union (the "GRS Note"); (iii) certificates representing an aggregate of 230,768 shares of the Company's Common Stock issued in the names of the Purchasers which were canceled; (iv) promissory notes payable to the Purchasers with balances as of September 30, 1998 of $100,000 in the aggregate which were canceled and; (v) outstanding stock option agreements issued in the names of the Purchasers to acquire 30,000 shares of the Company's common stock which were canceled.

          In return, the Purchasers received from the Company: (i) all of the outstanding stock of GRS and (ii) a consent executed by First Union indicating: (a) the removal of GRS as a co-borrower under the Company's Loan Documents and (b) the removal of GRS as a borrower under the GRS Note. The Purchasers will also receive a monthly payment of $6,250 each for a period of 24 months commencing November 1, 1998 which represents reduced severance payments under the Purchasers' employment agreements which were terminated in connection with the sale of GRS.

          The purchase price for GRS was determined through negotiations between the parties. Messrs. Nolan and Warburton are officers and directors of GRS and had been directors of the Company from September 1995 through July 15, 1998.

          Following the sale of GRS, the Company has $457,000 outstanding under its Credit Agreement and $293,000 of available borrowings.

          The statements contained herein include forward-looking statements that involve a number of risks and uncertainties. In addition to the facts discussed, among the other factors that could cause actual results to differ materially are the following: enforcement of environmental regulations, business conditions and growth in the industry and general economy; competitive factors; changes in sales mix; and the risk factors listed from time to time in the Company's SEC reports.

ITEM 7.FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of business acquired.  Not applicable.
(b)  Pro forma financial information.

          Unaudited Pro Forma
          Financial Statements..........................F-1

          Pro Forma Consolidated Balance Sheet
          June 30, 1998 ....... ........................F-2

          Notes to Pro Forma Consolidated
          Balance Sheet.................... ............F-3

          Pro Forma Consolidated Income Statement
          for the Six Months Ended June 30, 1998........F-4

          Pro Forma Consolidated Income Statement
          for the Year Ended December 31, 1997..........F-5

          Notes to Pro Forma Income Statements..........F-6

(c)  Exhibits

          2.1 Stock Purchase Agreement dated as of the 30th day of September, 1998, between George A. Nolan and James G. Warburton , Groundwater Recovery Systems, Inc., a Delaware corporation, and Leak-X Environmental Corporation, a Delaware corporation and the Registrant.

          10.1 Consent, waiver and modification letter to Loan Documents from First Union National bank dated August 25, 1998.



                         UNAUDITED PRO FORMA FINANCIAL STATEMENTS

          On September 30, 1998, Leak-X Environmental Corporation (the "Company"), entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with George A. Nolan and James G. Warburton (the "Purchasers") and Groundwater Recovery Systems, Inc. ("GRS"). Under the Stock Purchase Agreement, the Purchasers acquired all the outstanding stock of GRS, a wholly-owned subsidiary of the Company. GRS is involved in the manufacture of groundwater remediation equipment.

          Pursuant to the Stock Purchase Agreement, the Company received from the Purchasers: (i) $150,000 which was paid to First Union National Bank ("First Union") to reduce the Company's obligation under the Company's $750,000 Promissory Note and Loan Agreement with First Union dated July 9, 1998 (the "Loan Documents"); (ii) $9,268.55 which was paid to First Union for the balance of the Company's obligation under a promissory note made by GRS to First Union (the "GRS Note"); (iii) certificates representing an aggregate of 230,768 shares of the Company's Common Stock issued in the names of the Purchasers which were canceled; (iv) promissory notes payable to the Purchasers with balances as of September 30, 1998 of $100,000 in the aggregate which were canceled; and (v) outstanding stock option agreements issued in the names of the Purchasers to acquire 30,000 shares of the Company's common stock which were canceled. In return, the Purchasers received from the
Company: (i) all of the outstanding stock of GRS and (ii) a consent executed by First Union indicating (a) the removal of GRS as a co-borrower under the Company's Loan Documents and (b) the removal of GRS as a borrower under the GRS Note. The Purchasers will also receive a monthly payment of $6,250 each for a period of 24 months commencing November 1, 1998 which represents reduced severance payments under the Purchasers' employment agreements which were terminated in connection with the sale of GRS.

          GRS will be classified as a discontinued operation by the Company following the sale. The loss on the sale will be reported as a loss on disposal of a discontinued operation.

          The Unaudited Pro Forma Financial Statements which follow include the accounts of Leak-X and the effects of the sale on the financial position and the results of operation. The Pro Forma Financial Statements for June 30, 1998 and for the six months then ended assume that the sale was made on January 1, 1998 for the Consolidated Income Statement and as of June 30, 1998 for the Consolidated Balance Sheet. The Pro Forma Consolidated Income Statement for the year ended December 31, 1997 assumes the sale was made on January 1, 1997.

         The Pro Forma Consolidated Income Statements are presented for comparative purposes only and are not indicative of what the actual results would have been had the transaction occurred as of the beginning of the respective periods nor do they purport to indicate the results which may be attained in the future.



                        LEAK-X ENVIRONMENTAL CORPORATION
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                    (UNAUDITED)
                                AS OF JUNE 30, 1998

                                                       Pro Forma
                                                      Adjustments;
                                        Leak-X           Sale of           Leak-X
                                       Historical          GRS            Pro Forma

ASSETS:
CURRENT ASSETS
         Cash and cash equivalents   $    150,948    $   (5,049)(a)    $    145,899
         Accounts receivable, net       2,188,140      (655,407)(a)       1,532,733
         Estimated earnings in excess
            of billings                    25,337                            25,337
         Inventory                        190,817      (190,817)(a)               0
         Other current assets             130,281       (34,091)(a)          96,190
         Net assets of discontinued
            operations                    499,234                            499,234
                                       ------------    ------------     ------------
         TOTAL CURRENT ASSETS           3,184,757      (885,364)           2,299,393

PROPERTY AND EQUIPMENT, NET               137,565       (36,214)(a)          101,351

OTHER ASSETS                              126,004       (15,333)(a)          110,671
                                       ------------    ------------     ------------
         TOTAL ASSETS                $  3,448,326    $ (936,911)        $  2,511,415
                                       ============    ============     ============

LIABILITIES AND STOCKHOLDERS' EQUITY:
CURRENT LIABILITIES
         Accounts payable and
             accrued expenses        $  2,312,797    $ (260,009)(a)     $  2,052,788
         Unearned revenue                  32,380       (24,830)(a)            7,550
         Line of credit                   607,000      (150,000)(a)          457,000
         Notes payable to directors       100,000      (100,000)(a)                0
         Current portion of
            long term debt                 26,187       (26,187)(a)                0
         Net liabilities of
            discontinued operations       417,354                            417,354
                                      ------------    ------------      ------------
         TOTAL CURRENT LIABILITIES      3,495,718      (561,026)           2,934,692

LONG TERM DEBT                            ____          150,000 (a)          150,000

STOCKHOLDERS' EQUITY
         Common stock $.001 par value:
         5,000,000 shares authorized,
         1,219,645 issued and
             outstanding                   1,220            (231)(b)             989
         Additional paid-in capital    8,308,015             231 (b)       8,308,246
         Accumulated deficit          (8,356,627)       (525,885)(a)      (8,882,512)
                                      ------------    ------------      ------------
         TOTAL STOCKHOLDERS' EQUITY      (47,392)       (525,885)           (573,277)

            TOTAL LIABILITIES AND
              STOCKHOLDERS' EQUITY  $  3,448,326    $   (936,911)       $  2,511,415
                                     ============    ============       ============

See Notes to Pro Forma Consolidated Balance Sheet


NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET

(a) To eliminate GRS's assets and liabilities, accrue post-closing payments of $300,000, record cash received and applied to existing debt, record cancellation of $100,000 of notes payable and record loss on sale of GRS.

(b) To record the cancellation of 230,768 shares of Common Stock returned by the Purchasers.



                            LEAK-X ENVIRONMENTAL CORPORATION
                          PRO FORMA CONSOLIDATED INCOME STATEMENT
                                        (UNAUDITED)
                        FOR THE SIX MONTH PERIOD ENDED JUNE 30, 1998

                                                          Pro Forma
                                                         Adjustments;
                                             Leak-X         Sale of           Leak-X
                                          Historical         GRS              Pro Forma

Revenues:
         Service                         $  3,387,587    $                  $ 3,387,587
         Product                            1,503,452      (1,503,452)(a)             0
                                            4,891,039      (1,503,452)        3,387,587
Cost of Revenues:
         Service                            2,476,184                         2,476,184
         Product                            1,093,860      (1,093,860)(a)             0
                                            3,570,044      (1,093,860)        2,476,184
Selling, general and
         administrative expenses            1,279,943        (427,491)(a)       852,452

Operating income                         $     41,052    $     17,899        $   58,951

Other income                                   (4,177)            (11)(a)        (4,188)
Interest expense                               35,136         (20,548)(a)(b)     14,588

Net income before taxes                        10,093          38,458            48,551

Income tax expense                              1,642               0             1,642

Net income                               $      8,451     $    38,458        $   46,909

Weighted average number of shares of
   common stock outstanding     Basic       1,219,645                           988,877
                              Diluted       1,282,348                         1,051,580

         Net income per share
                                Basic           $0.01                             $0.05
                             Diluted            $0.01                             $0.04

See Notes to Pro Forma Consolidated  Income Statements


                    LEAK-X ENVIRONMENTAL CORPORATION AND SUBSIDIARIES
                           PRO FORMA CONSOLIDATED INCOME STATEMENT
                                        (UNAUDITED)
                            FOR THE YEAR ENDED DECEMBER 31, 1997

                                                               Pro Forma
                                                              Adjustments;
                                                  Leak-X         Sale of             Leak-X
                                               Historical         GRS              Pro Forma
Revenues:
         Service                               $  7,549,825    $                  $  7,549,825
         Product                                  2,544,631      (2,544,631)(a)              0
                                                 10,094,456      (2,544,631)         7,549,825
Cost of Revenues:
         Service                                  5,911,263           4,392          5,915,655
         Product                                  1,802,688      (1,802,688)(a)              0
                                                  7,713,951      (1,798,296)         5,915,655
Selling, general and
         administrative expenses                  2,481,844        (828,377)(a)      1,653,467

Operating loss                                 $   (101,339)    $    82,042       $    (19,297)

Other (income) expense                            1,674,167      (1,685,505)(a)(c)     (11,338)
Interest expense                                     61,663         (52,387)(a)(b)       9,276

Net loss before taxes                            (1,837,169)      1,819,934            (17,235)

Income tax expense                                    3,533               0              3,533

Net loss                                       $ (1,840,702)   $  1,819,934       $    (20,768)


Weighted average shares of common
         stock outstanding   Basic                1,219,645                            988,877
                             Diluted              1,219,645                            988,877

         Net income (loss) per share
                             Basic                   ($1.51)                            ($0.02)
                             Diluted                 ($1.51)                            ($0.02)

See Notes to Pro Forma Consolidated Income Statements.



NOTES TO PRO FORMA CONSOLIDATED INCOME STATEMENTS


(a)  To eliminate the operations of GRS.

(b) To adjust interest expense for the adjusted balance on the line of credit and the elimination of interest expense on the notes payable to the Purchasers.

(c) To eliminate the amortization and write-off of goodwill associated with GRS.


                                         SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LEAK-X ENVIRONMENTAL CORPORATION


Dated:  October 9, 1998                  By:      /s/ Joyce A. Rizzo
                                         Name:    Joyce A Rizzo
                                         Title:   Chief Executive Officer




                                   INDEX OF EXHIBITS

Exhibit No.   Exhibit Description

2.1 Stock Purchase Agreement dated as of the 30th day of September, 1998, between George A. Nolan and James G. Warburton, Groundwater Recovery Systems, Inc., a Delaware corporation, and Leak-X Environmental Corporation, a Delaware corporation and the Registrant.

10.1 Consent, waiver and modification letter to Loan Documents from First Union National Bank dated August 25, 1998.